UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23909

Eagle Point Enhanced Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Enhanced Income Trust for the year ended September 30, 2025, is filed herewith.

EIT Annual Report for the Fiscal Year Ended September 30, 2025
Eagle Point Enhanced Income Trust
Annual Report — September 30, 2025

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Management Discussion of Fund Performance
Management Discussion of Fund Performance
NOVEMBER 24, 2025
Dear Fellow Shareholders:
We are pleased to provide you with the enclosed report of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”) for the fiscal year ended September 30, 2025.
The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “‘40 Act”), operates as an interval fund and is advised by Eagle Point Enhanced Income Management LLC (our “Adviser”), an affiliate of Eagle Point Credit Management LLC (“Eagle Point”). The Fund, organized as a Delaware statutory trust, offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales charges.
The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these investment objectives through our time-tested, proprietary investment approach of using a private equity approach to investing in fixed income securities. Our unique investment approach spans Regulatory Capital Relief (“RCR”) securities, Strategic Credit1 investments, Asset-Based Finance, Portfolio Debt Securities (“PDS”)2 and equity and junior debt tranches of collateralized loan obligations (“CLOs”).
Performance Highlights
During the period from the Fund’s inception through September 30, 2025, we:
▪
Generated an annualized total return on equity of 10.1%,3 before any applicable sales charges.

▪
Paid aggregate distributions to shareholders of $2.063 per share, with minimal NAV volatility.

Highlights for the fiscal year ended September 30, 2025 include:
▪
We actively managed our investment portfolio, taking advantage of opportunities as market conditions evolved throughout the year.

–
Throughout the fiscal year, we grew the diversity of our portfolio, deploying $134 million into new investments.

–
At year-end, we held nearly 100 investments.

–
Our portfolio had an attractive weighted average yield of 15.0% and a weighted average interest rate duration of 1.0 year.

–
In nearly all cases, investments we hold in our portfolio are also held in other portfolios managed by Eagle Point.

▪
Strengthened our balance sheet by (i) issuing $25 million of Series A Term Cumulative Preferred Shares due 2029 and (ii) utilizing a revolving credit facility of up to $25 million.

▪
Paid monthly distributions, resulting in an annualized distribution rate based on the Fund’s NAV per share as of September 30, 2025, of 11.1%.4

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Management Discussion of Fund Performance
As of September 30, 2025, all of the Fund’s assets are performing and no assets are on non-accrual. We have a robust pipeline of attractive new investment opportunities under consideration for the balance of the calendar year and into 2026.
Market Commentary and Strategy Update
Overall, credit markets performed well during the past year. Despite higher tariff rates and uncertainty around their implementations, macroeconomic data remained broadly resilient, underscoring the strength of the US economy despite some signs of moderating growth and isolated instances of idiosyncratic corporate distress. While employment data suggest the labor market is softening, consumer spending and other key indicators reflect a healthy underlying backdrop.
The Fed cut its policy rates by 75 basis points through the fiscal year and, as we write this, has cut by another 25 bps in October with another potential rate cut on the horizon in December. We believe the Fed’s gradual approach to rate movements should be conducive for steady growth. While the government shutdown introduced some uncertainty with fewer economic data releases, other economic indicators have not shown much deviation from the expected trajectory of the economy. As of the date of this report, the shutdown is behind us and activity is further normalizing.
Over the last several months, we have been quite active sourcing unique investment opportunities. Among them, Eagle Point originated and led a $50 million senior secured asset-backed loan to Sports Illustrated Tickets, a primary and secondary ticketing marketplace. In addition to strong overcollateralization, this loan includes a suite of covenants and an unlimited corporate guarantee. It also has the potential for meaningful upside through an equity stake in the company that Eagle Point negotiated as part of the loan facility. Additionally, we completed our largest bilateral RCR transaction to date in the last quarter — the Fund’s first forward-flow structure. This innovative arrangement allows Eagle Point to participate in a share of new originations completed by the bank over the next two years, offering us exposure to a diversified portfolio of assets underwritten to the robust standards of the bank within the portfolio guidelines that we negotiated in the transaction.
In PDS, we continued to optimize our portfolio by harvesting gains from positions that were fully valued and reinvesting proceeds into directly originated preferred equity investments in registered investment companies, collateralized fund obligations (“CFOs”) and other attractive investments.
We expanded our portfolio of directly originated investments in middle market infrastructure credit, which should provide a steady stream of high income and potential for upside, with low correlation to broader markets. As an example, Eagle Point provided $28 million in senior secured financing to Energy Vault to support the development of its clean energy storage facility. The loan has first priority over project assets and contracts in addition to cash collateral released only after set project milestones. Our pipeline remains strong across our key sectors including energy, transportation, data/fiber and industrial decarbonization.
Within our CLO equity portfolio, we actively repositioned the CLO equity portfolio by rotating out of several investments and redeploying proceeds into primary CLO equity purchases at attractive terms, loan accumulation facilities and other investments.
With spreads in liquid markets at or near historic lows, our exposure to more liquid corporate credit and CLO debt tranches remains quite low. In periods of dislocation, we would expect to increase our exposures.
There have been numerous stories published speculating about a bubble in private credit over the past few years. The media attention on the credit markets broadly has increased recently due to a small number of high-profile corporate bankruptcies. We see these as idiosyncratic and not a sign of a looming default cycle. Indeed, credit spreads remain tight and syndicated loans are on pace for another year of positive total returns.
Looking ahead, we believe the Fund is well-positioned to navigate and capitalize on shifting market conditions. Our diversified portfolio of high cash-generating investments and disciplined, proprietary private equity-style

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Management Discussion of Fund Performance
investment approach to fixed income investing provides us strong resilience across market cycles. We continue to see attractive opportunities to originate new investments from our robust pipeline, while maintaining the flexibility to tactically rebalance the portfolio at compelling entry points.
About Our Adviser
Eagle Point is an investment manager based in Greenwich, CT, which is focused on private credit strategies in inefficient markets. The Firm uses its time-tested private equity-style approach to investing in credit markets with the objective to deliver strong risk-adjusted returns to its investors. As of September 30, 2025, Eagle Point had over $13 billion of assets under management.5
* * * * *
Management remains keenly focused on continuing to create value for our fellow shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.
Thomas Majewski
Chairman and Chief Executive Officer
This letter is intended to assist shareholders in understanding the Fund’s performance for the period ended September 30, 2025. The views and opinions in this letter were current as of November 24, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter, and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Notes
Notes

The Adviser defines “Strategic Credit” investments as a broad range of credit-related investments that the Adviser believes present attractive risk-adjusted returns under then current market conditions. Such investments may include, among other credit-related securities and instruments, (i) high yield, investment grade and distressed corporate bonds, (ii) corporate loans (including, without limitation, senior secured loans, mezzanine loans, revolving loans, delayed draw loans, distressed loans, and debtor-in-possession (“DIP”) financings), (iii) regulatory capital relief investments (including, without limitation, significant risk transfer transactions), (iv) private asset-backed finance vehicles, (v) infrastructure investments, (vi) common stock and other securities or instruments issued by funds and other investment vehicles, (vii) credit-related exchange-traded funds, (viii) credit default swaps and other credit derivatives, (ix) commodity-related investments, (x) securities issued by asset-backed and similar securitization vehicles (including, without limitation, collateralized bond obligations, mortgage-backed securitizations, credit-linked notes, and small business loan pool certificates), (xi) equipment loans/leases, (xii) convertible debt (including contingent convertible securities), preferred equity, warrants and rights and (xiii) derivative instruments on any of the foregoing.

The Adviser defines “Portfolio Debt Securities” primarily as debt and preferred equity securities or instruments (including debt and preferred securities which are convertible into common equity) issued by funds and investment vehicles, such as business development companies (“BDCs”), registered closed-end investment companies, unregistered private funds, real estate investment trusts (“REITs”) and sponsors of such vehicles, to finance a portion of their underlying investment portfolios.

Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return does not include upfront sales charges. Performance reflects certain expense limitation and fee waiver arrangements in effect during the periods shown. Absent these arrangements, the Fund’s performance would have been lower. Past performance is not indicative of, or a guarantee of, future performance.

The Fund’s annualized distribution rate reflects distributions declared during the quarter ending in September 2025 annualized and divided by the NAV as of September 30, 2025. Special distributions, including special capital gains distributions (if any), are not included in the calculation. Historical performance is not a guarantee of future returns and future performance may vary. The timing and frequency of distributions are not guaranteed. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distributions are not guaranteed. Distributions may be comprised of any combination of 1) net investment income (“NII”) and/or 2) net capital gain, and, if the Fund distributes an amount in excess of NII and net capital gains, a portion of such distribution will constitute a return of capital. A return of capital distribution may reduce the amount of investable funds. The Fund provides a Section 19(a) Notice of the best estimate of its distribution sources which may be viewed at www.EPEnhanced.com. Please note that these estimates may not match the final tax characterization for the full year distributions that are stated on shareholders’ Form 1099. Investors should be aware that the distribution rate should not be confused with yield or performance.

5
Assets under management represent gross assets, inclusive of committed but undrawn capital, managed by Eagle Point and certain of its affiliates.

Page Intentionally Left Blank

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Important Information
Important Information about this Report and Eagle Point Enhanced Income Trust
This report is transmitted to the shareholders of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Enhanced Income Management LLC (our “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.
Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2025. Nothing herein should be relied upon as a representation of the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.
Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation collateral managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Important Information
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Performance Data
Performance Data1
The following graph shows the performance of a $10,000 investment in the Fund’s shares and the Barclay Multi Strategy Index for the period from October 13, 2023 (the date of the Fund’s registration under the Investment Company Act of 1940, as amended) through September 30, 2025. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.75%) and the repurchase of those shares at net asset value at the end of the period shown. Distributions are assumed, for purposes of this calculation, to be reinvested at the prices obtained under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect, if any, during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of an appropriate broad-based securities market index, the Barclay Multi Strategy Index, is shown.
Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.
Value of $10,000 Invested
	Average Annualized Total Return		Cumulative Return Since Inception
	1 Year	Since Inception
Eagle Point Enhanced Income Trust (without sales load)	6.13%	10.11%	20.84%
Eagle Point Enhanced Income Trust (with sales load)2	(1.08%)	6.27%	12.68%
Barclay Multi Strategy Index	8.86%	8.41%	17.21%
Please see footnote disclosure on page 11.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Summary of Certain Unaudited Portfolio Characteristics
Summary of Certain Unaudited Portfolio Characteristics
The summary of our portfolio’s characteristics is reflected below as of September 30, 2025:
Portfolio Breakdown3
Top 5 Investments3
Investment	Underlying Portfolio	Investment Type	Fair Value	% of Assets
Gregory CLN	Senior Secured Corporate Loans	Regulatory Capital Relief Securities	$3.8	3.4%
Carvana Auto Receivables Trust 2025-P3 Class R Notes	Auto Loans	Strategic Credit: Asset-Based Finance	$3.4	3.1%
GATE 2025-1 Class CLN Notes	Senior Secured Corporate Loans	Regulatory Capital Relief Securities	$3.4	3.1%
ALP CFO 2025, L.P. Subordinated Notes	Private Equity Fund Interests	Portfolio Debt Securities	$3.2	2.8%
LOFT 2022-1A Class C Notes	Senior Secured Corporate Loans	Regulatory Capital Relief Securities	$3.1	2.8%
Total			$16.9	15.2%
Dollar amounts in millions.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Notes
Notes
1
The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of an appropriate broad-based securities market index. Barclay Multi Strategy Index return amounts are calculated with reported data as of November 21, 2025. October 2023 returns included in performance data are for the full month of October 2023, as intra-month returns are not available. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The Barclay Multi Strategy Index is intended to measure the performance of a composite of multi-strategy funds which are characterized by their ability to dynamically allocate capital among strategies falling within several traditional hedge fund disciplines. The use of many strategies, and the ability to reallocate capital between them in response to market opportunities, means that such funds are not easily assigned to any traditional category. The Barclay Multi Strategy Index is recalculated and updated in real-time as soon as the monthly returns for the underlying funds are recorded. Only funds that provide net returns are included in the index calculation.

2
Calculated based on a maximum sales charge of 6.75%.

3
The summary of portfolio investments shown is based on the fair value of the underlying positions as of September 30, 2025.

4
See note 1 on page 6.

5
See note 2 on page 6.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Consolidated Financial Statements (10.1.2023 – 9.30.2025)
Consolidated Financial Statements for the Year Ended September 30, 2025

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of September 30, 2025
(expressed in U.S. dollars)
ASSETS
Investments, at fair value (cost $108,628,702)(1)	$111,869,733
Unrealized appreciation on forward currency contracts	8,107
Cash and cash equivalents (inclusive of restricted cash of $1,560,000)	4,294,182
Interest receivable	3,255,450
Deferred offering costs attributed to common shares	112,954
Prepaid expenses	76,246
Dividend receivable	41,549
Total Assets	119,658,221
LIABILITIES
Series A Term Preferred Shares due 2029, less unamortized deferred issuance costs of $497,370 (25,000 shares outstanding (Note 8))	24,502,630
Borrowings under credit facility, less unamortized deferred financing costs of $181,615 (Note 7)	20,818,385
Investments sold under participation agreement (Note 2)	2,103,947
Unrealized depreciation on forward currency contracts	329,567
Interest expense payable	591,460
Payable for investments purchased	588,337
Management fees payable	421,448
Professional fees payable	331,897
Incentive fees payable	251,270
Deferred tax liability	115,147
Unfunded loan commitments, at fair value	94,286
Administration fees payable	84,552
Trustees’ fees payable	64,134
Due to shareholders	50,000
Transfer agent fees payable	12,971
Other expenses payable	11,693
Total Liabilities	50,371,724
COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common shares, unlimited shares authorized, 7,054,856 shares issued and outstanding	$69,286,497
NET ASSETS consist of:
Paid-in capital	$65,709,908
Aggregate distributable earnings (losses)	3,576,589
Total Net Assets	$69,286,497
Shares issued and outstanding	7,054,856
Net asset value per share	$9.82

(1)
Includes $3,656,746 of affiliated investments at fair value (cost $3,476,604). See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Investments at Fair Value – 161.48% of Net Assets(4)(17)
Asset Backed Securities – 18.01% of Net Assets(5)
Structured Finance
France
FCT Noria 2023	Class G Note, 14.37% (1M EURIBOR + 12.50%, due 10/24/2040)(7)(8)(9)	10/01/2023	$1,348,871	$1,430,031	$1,574,121
Spain
Autonoria Spain 2023 FT	Class G Note, 12.37% (1M EURIBOR + 10.50%, due 09/30/2041)(7)(8)(9)	10/01/2023	619,972	655,466	735,668
United States
Carmax Select Receivables Trust 2025-B	Class R Note (effective yield 21.17%, maturity 09/15/2032)(11)	09/17/2025	1,612	1,139,845	1,139,113
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 9.60%, maturity 12/10/2032)(11)	12/10/2024	2,937	1,334,394	1,292,984
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note (effective yield 10.28%, maturity 08/10/2032)(11)	02/11/2025	3,571	1,113,330	1,135,159
Carvana Auto Receivables Trust 2025-P3	Class R Note (effective yield 16.92%, maturity 09/12/2033)(11)	09/16/2025	4,850	3,415,807	3,417,025
PenFed Auto Receivables Owner Trust 2025-A	Class R Note (effective yield 12.03%, maturity 10/17/2033)(11)	09/11/2025	5,250	787,500	786,827
VCP RRL ABS IV LLC	Class C Note, 11.73% (3M SOFR + 7.40%, due 04/20/2035)(9)	02/04/2025	2,401,156	2,401,156	2,398,917
Total United States				10,192,032	10,170,025
Total Asset Backed Securities				12,277,529	12,479,814
Collateralized Fund Obligation Equity – 9.29% of Net Assets(5)(8)(11)
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, maturity 10/15/2036)	10/21/2024	2,036,000	2,036,000	1,576,486
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, due 07/15/2037)	07/30/2025	3,250,000	3,250,000	3,153,867
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, due 04/30/2037)(10)	07/21/2025	1,335,730	1,335,730	1,288,136
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 44.85%, due 07/13/2038)	10/01/2023	415,896	434,406	416,060
Total Collateralized Fund Obligation Equity				7,056,136	6,434,549
Collateralized Loan Obligation Debt – 2.54% of Net Assets(5)
Structured Finance
United States
KKR CLO 16 Ltd.	Secured Note – Class D-R2, 11.70% (3M SOFR + 7.37%, due 10/20/2034)(9)	10/01/2023	1,200,000	1,118,443	1,173,323
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Secured Note – Class E-R, 9.82% (3M SOFR + 5.50%, due 07/15/2038)(9)	06/13/2025	600,000	571,782	589,543
Total Collateralized Loan Obligation Debt				1,690,225	1,762,866
Collateralized Loan Obligation Equity – 30.33% of Net Assets(5)(8)(11)
Structured Finance
United States
AMMC CLO 28, Limited	Subordinated Note (effective yield 16.27%, maturity 07/20/2037)	01/28/2025	3,375,000	2,573,828	2,436,563
Ares LXV CLO Ltd.	Subordinated Note (effective yield 19.54%, maturity 07/25/2034)	04/16/2024	1,075,000	667,600	636,297
Ares LXIX CLO Ltd.	Income Note (effective yield 17.17%, maturity 04/15/2037)(13)	01/31/2024	2,625,000	1,649,074	1,696,729
Ares LXXVI CLO Ltd.	Income Note (effective yield 16.53%, maturity 05/27/2038)(13)	04/14/2025	2,100,000	1,503,870	1,581,231
CIFC Funding 2017-V Ltd	Subordinated Note (effective yield 11.45%, maturity 07/17/2037)	10/30/2024	1,000,000	456,704	339,722
CIFC Funding 2025-V, Ltd.	Income Note (effective yield 13.41%, maturity 10/15/2055)(13)	07/30/2025	3,425,000	2,790,499	2,778,718
Bowling Green Park CLO, LLC	Subordinated Note (effective yield 18.16%, maturity 04/18/2035)	02/15/2024	1,075,000	721,055	689,552
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 5.97%, maturity 02/20/2035)	04/09/2024	4,350,000	1,339,148	1,412,873
Madison Park Funding XL-R, Ltd.	Income Note (effective yield 14.03%, maturity 10/16/2038)	09/05/2025	2,000,000	1,900,000	1,896,580
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 23.17%, maturity 07/20/2038)	02/21/2024	2,100,000	1,083,493	1,191,231
Total United States				14,685,271	14,659,496
European Union – Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 7.16%, maturity 04/20/2034)(7)(13)	12/27/2024	962,000	714,342	674,224
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 6.73%, maturity 04/20/2034)(7)	12/27/2024	973,000	680,811	663,663
Aurium CLO XIII DAC	Subordinated Note (effective yield 18.26%, maturity 04/15/2038)(7)	01/30/2025	905,000	895,004	988,784
Avoca CLO XXXI DAC	Subordinated Note (effective yield 11.30%, maturity 07/15/2038)(7)	02/12/2025	820,000	705,486	756,792
Blackrock European CLO XV DAC	Subordinated Note (effective yield 9.96%, maturity 01/28/2038)(7)	11/29/2024	810,000	789,610	812,424
Henley CLO XI DAC	Subordinated Note (effective yield 16.06%, maturity 04/25/2039)(7)	02/10/2025	430,000	443,180	511,650
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 18.54%, maturity 01/20/2033)(7)	04/23/2024	625,000	513,412	641,011
Sculptor European CLO XII DAC	Subordinated Note (effective yield 17.55%, maturity 01/15/2038)(7)	11/27/2024	1,395,000	1,160,327	1,298,210
Total European Union – Various				5,902,172	6,346,758
Total Collateralized Loan Obligation Equity				20,587,443	21,006,254
See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Equity Securities – 9.18% of Net Assets
Consumer Services
United States
SI Tickets	Common Stock(5)(8)(12)	08/25/2025	$80,000	$235,200	$236,800
Financial Services
United States
Delta Financial Holdings LLC	Common Units(5)(8)(12)(16)	10/01/2023	0	115	115
Delta Leasing SPV III, LLC	Common Equity(5)(8)(12)(16)	10/01/2023	4	2	124,872
Franklin BSP Realty Trust, Inc.	Common Equity(12)	09/17/2025	10,452	116,966	113,509
Oxford Lane Capital Corp.	Common Equity(12)	08/12/2025	49,441	861,958	837,036
Opal SPV LLC	Common Units(5)(8)(12)	02/25/2025	620	458,734	335,618
Trinity Capital Inc	Common Equity	04/07/2025	74,896	1,029,101	1,159,390
ASPF Oceanus Co-Invest (Cayman), L.P.	Limited Partnership Interest (effective yield 13.96%, due 01/05/2029)(5)(8)(10)(11)	01/30/2024	158,684	52,605	138,521
Total Financial Services				2,519,481	2,709,061
Healthcare
United States
Frazier Healthcare Credit SPV II, L.P.	Limited Partnership Interest(5)	11/25/2024	1,865,625	1,865,625	2,180,729
Infrastructure
United States
Calistoga 2025 I LLC	Limited Liability Company Interest(5)	06/23/2025	1,181,338	1,181,338	1,236,861
Total Equity Securities				5,801,644	6,363,451
Loan Accumulation Facilities – 4.86% of Net Assets(5)(8)(14)
Structured Finance
United States
Steamboat LVI Ltd.	Loan Accumulation Facility	05/27/2025	1,151,750	1,151,750	1,164,299
Steamboat LIX Ltd.	Loan Accumulation Facility	06/23/2025	1,681,375	1,681,375	1,687,671
Steamboat LX Ltd.	Loan Accumulation Facility	09/04/2025	439,000	511,476	515,409
Total Loan Accumulation Facilities				3,344,601	3,367,379
Loans and Notes – 32.30% of Net Assets
Consumer Services
United States
SI Tickets	Senior Secured Loan, 10.03% (1M SOFR + 5.75%, due 08/28/2028)(5)(8)(9)	08/25/2025	1,143,492	908,454	1,017,708
Financial Services
Singapore
FinAccel Pte Ltd	Senior Secured Class C Note, 15.00% (due 06/30/2026)(5)(6)(8)	10/01/2023	1,491,335	1,509,729	1,510,722
United States
B. Riley Financial, Inc.	Senior Unsecured Note, 5.50% (due 03/31/2026)(6)	08/14/2025	2,431	56,953	57,858
BSD Capital Inc.	Senior Unsecured Note, 6.95% (3M SOFR + 2.66%, due 10/31/2027)(5)(8)(9)	01/16/2025	1,341,000	1,162,499	1,212,935
Dawson Rated Fund 6-R2 LP	Rated Feeder Fund Debt, Senior Secured Loan, Class C, 12.68% (US CMT + 9.15%, due 12/15/2034)(5)(8)(9)(10)	11/20/2024	1,379,961	1,379,961	1,441,507
Delta Leasing SPV III, LLC	Senior Secured Note, 13.00% (due 07/18/2030)(5)(6)(8)(10)(15)(16)	10/01/2023	2,244,307	2,244,549	2,244,307
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.50% (due 09/04/2030)(5)(6)(8)	09/04/2025	1,000,000	916,032	950,550
Opal SPV LLC	Senior Secured Term Loan, 14.00% (due 02/04/2030)(5)(6)(8)(10)	02/14/2025	3,386,655	2,962,547	3,097,095
Ready Capital Corporation	Senior Unsecured Note, 9.00% (due 12/15/2029)(6)	12/03/2024	15,795	394,838	377,343
Ready Term Holdings, LLC	Senior Secured Term Loan, 9.78% (3M SOFR + 5.50%, due 04/12/2029)(5)(8)(9)	04/10/2024	2,250,000	2,207,203	2,172,824
Total United States				11,324,582	11,554,419
Total Financial Services				12,834,311	13,065,141
Infrastructure
United States
Cross Trails Energy Storage Project, LLC	Senior Secured Loan, 10.20% (6M SOFR + 6.00%, due 07/23/2032)(5)(8)(9)	07/28/2025	2,806,244	2,771,896	2,770,716
Manufacturing
United States
Footprint International Holdco Inc	Senior Secured Term Loan, 14.75% (Prime + 7.25%, due 03/01/2027)(5)(8)(9)	10/01/2023	593,225	597,553	590,793
Footprint International Holdco Inc	Senior Secured Term Loan C, 14.75% (Prime + 7.25%, due 03/01/2027)(5)(8)(9)	10/01/2023	652,129	652,507	649,455
Integrated Modular Data Centers, LLC	Senior Secured Loan, 11.00% (due 10/19/2026)(5)(6)(8)(10)	09/22/2025	177,670	177,670	177,670
Total Manufacturing				1,427,730	1,417,918
Municipal
United States
California Municipal Finance Authority	Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5)(6)(8)	04/03/2025	540,541	520,587	535,568
California Municipal Finance Authority	Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5)(6)(8)	04/03/2025	735,135	715,828	728,372
California Municipal Finance Authority	Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5)(6)(8)	04/03/2025	360,360	347,058	357,045
California Municipal Finance Authority	Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5)(6)(8)	04/28/2025	1,693,179	1,693,179	1,677,602
See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Loans and Notes – 32.30% of Net Assets (continued)
Consumer Services (continued)
United States (continued)
California Municipal Finance Authority	Environmental Improvement Revenue Bonds (Aymium Williams Project), Series 2022A, 12.25% (due 12/15/2042)(5)(6)(8)	04/28/2025	$130,245	$130,245	$129,047
Total Municipal				3,406,897	3,427,634
Structured Finance
United States
CVC Structured Solutions 2, LLC	Rated Feeder Fund Debt, Senior Secured Loan, Class C, 12.43% (US CMT + 8.75%, due 09/03/2040)(5)(8)(9)(10)	09/02/2025	82,449	82,449	81,588
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Senior Secured Loan, Class B, 11.50% (due 07/13/2038)(5)(6)(8)	10/01/2023	398,429	397,806	410,001
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Debt, Senior Secured Loan, Class C, 14.50% (due 07/13/2038)(5)(6)(8)	10/01/2023	182,440	182,082	188,804
Total Structured Finance				662,337	680,393
Total Loans and Notes				22,011,625	22,379,510
Preferred Stock – 3.29% of Net Assets
Financial Services
United States
Adamas Trust, Inc.	Preferred Equity, 6.88% (perpetual)(6)	09/17/2025	5,962	135,844	135,636
Arbor Realty Trust, Inc.	Preferred Stock, Series F, 6.25% (perpetual)(6)	04/10/2024	25,690	482,796	580,594
Carlyle Credit Income Fund	Convertible Preferred Shares, Series 2030, 7.50% (due 01/31/2030)(5)(6)	01/29/2025	1,540	1,432,200	1,510,971
Delta Financial Holdings LLC	Preferred Units(5)(8)(12)(16)	10/01/2023	51	50,600	50,591
Total Preferred Stock				2,101,440	2,277,792
Rated Feeder Fund Equity – 0.43% of Net Assets(5)(8)(11)
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, due 09/03/2040)(10)	09/02/2025	302,436	302,436	300,779
Total Rated Feeder Fund Equity				302,436	300,779
Regulatory Capital Relief Securities – 50.86% of Net Assets(5)(8)
Banking
Europe – Various
Banco Santander S.A.	Credit Linked Note, 11.00% (3M EURIBOR + 9.00%, due 06/20/2030)(7)(9)	03/08/2024	520,523	569,270	620,519
Pomona Finance Limited	Credit Linked Note, 17.79% (ESTR + 15.00%, due 09/29/2033)(7)(9)	10/01/2023	1,794,809	1,891,876	2,111,560
Total Europe – Various				2,461,146	2,732,079
Canada
Manitoulin USD Ltd.	Guarantee Linked Note, 14.64% (CD SOFR + 10.38%, due 04/20/2034)(9)(10)	09/08/2025	485,010	485,000	485,010
France
BNP Paribas	Credit Linked Note, 10.03% (3M EURIBOR + 8.00%, due 09/26/2031)(7)(9)	09/18/2024	1,129,943	1,254,976	1,345,697
BNP Paribas	Credit Linked Note, 11.53% (3M EURIBOR + 9.50%, due 10/12/2032)(7)(9)	10/01/2023	942,189	996,129	1,121,410
FCT Junon 2023	Class AR Note, 9.74% (3M EURIBOR + 7.60%, due 05/09/2033)(7)(9)	03/10/2025	2,494,346	2,701,994	2,951,613
Total France				4,953,099	5,418,720
Germany
GATE 2025-1	Credit Linked Note, 11.44% (3M EURIBOR + 9.50%, due 10/25/2035)(7)(9)	04/07/2025	2,900,000	3,166,215	3,416,521
Ireland
Setanta Finance DAC	Class B Note, 10.11% (3M EURIBOR + 7.75%, due 01/28/2033)(7)(9)	11/08/2024	1,948,168	2,088,248	2,292,259
Italy
Gregory SPV S.r.l	Credit Linked Note, 9.73% (3M EURIBOR + 7.75%, due 09/30/2045)(7)(9)	03/24/2025	3,232,320	3,491,569	3,797,258
Cassini SPV S.r.l.	Credit Linked Note, 10.00% (3M EURIBOR + 8.00%, due 08/08/2036)(7)(9)	06/26/2025	1,250,000	1,463,306	1,472,868
Total Italy				4,954,875	5,270,126
United States
BNP Paribas	Credit Linked Note, 12.34% (CD SOFR + 8.00%, due 04/12/2031)(9)	03/15/2024	790,079	790,079	790,092
Granville USD Ltd	Class E2 Note, 14.10% (CD SOFR + 9.75%, due 07/31/2031)(9)	10/01/2023	1,700,000	1,701,627	1,741,059
LOFT 2022-1	Class C Note, 23.36% (CD SOFR + 19.00%, due 02/28/2032)(9)	10/01/2023	2,930,387	2,777,528	3,118,134
Manitoulin USD Ltd.	Class E Note, 14.34% (CD SOFR + 10.25%, due 11/01/2028)(9)	10/16/2023	2,211,011	2,211,011	2,173,416
Santander Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note – Class G, 12.23% (due 01/18/2033)(6)	12/10/2024	1,343,750	1,343,750	1,362,401
Standard Chartered 1	Class B Note, 15.07% (CD SOFR + 10.75%, due 04/19/2033)(9)	04/05/2024	744,000	744,000	764,229
Standard Chartered 9	Class A Note, 9.60% (CD SOFR + 5.25%, due 11/28/2029)(9)	10/01/2023	1,380,000	1,380,000	1,382,752
Standard Chartered 9	Class B Note, 13.95% (CD SOFR + 9.60%, due 11/28/2029)(9)	10/01/2023	870,000	870,000	872,739
TRAFIN 2023-1	Credit Linked Note, 14.28% (CD SOFR + 10.00%, due 06/01/2029)(9)	11/27/2023	1,125,000	1,125,000	1,154,376
US Bank NA 2025-SUP1	Credit Linked Note – Class R, 11.86% (CD SOFR + 7.50%, due 02/25/2032)(9)	03/06/2025	2,195,758	2,195,758	2,252,435
Total United States				15,138,753	15,611,633
Total Regulatory Capital Relief Securities				33,247,336	35,226,348
See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)
Warrants – 0.39% of Net Assets(5)(8)
Manufacturing
United States
Footprint International Holdco Inc	Equity Warrant (expiration 02/18/2032)(12)	10/01/2023	$4,009	$3,789	$261
Financial Services
Singapore
FinAccel Pte Ltd	Equity Warrant (expiration 06/30/2030)(12)	10/01/2023	4,342	169,061	213,629
FinAccel Pte Ltd	Equity Warrant (expiration 03/12/2029)(12)	10/01/2023	1,874	35,437	57,101
Total Singapore				204,498	270,730
Total Warrants				208,287	270,991
Total investments at fair value as of September 30, 2025				$108,628,702	$111,869,733
Liabilities at Fair Value – (0.14%) of Net Assets(4)
Unfunded loan commitments – (0.14%) of Net Assets
Consumer Services
United States
SI Tickets	Senior Secured Loan, 10.00% (1M SOFR + 5.75%, due 08/28/2028)(5)(8)(9)(10)	08/25/2025	$(857,143)	$—	$(94,286)
Total unfunded loan commitments				—	(94,286)
Total liabilities at fair value as of September 30, 2025				$—	$(94,286)
Net assets above (below) investments and liabilities, at fair value					(42,488,950)
Net assets as of September 30, 2025					$69,286,497

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Footnotes to the Consolidated Schedule of Investments:
(1)
Unless otherwise noted, the Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(2)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Fund.
(3)
Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(4)	Country represents the principal country of risk where the investment has exposure.
(5)
Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of September 30, 2025, the aggregate fair value of these securities is $108.6 million, or 156.8% of the Fund’s net assets.

(6)	Fixed rate investment.
(7)	Investment principal amount is denominated in EUR.
(8)	Classified as Level III investment. See Note 3 “Valuation of Investments” for further discussion.
(9)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(10)	This investment has an unfunded commitment as of September 30, 2025.
(11)
Collateralized Loan Obligation (“CLO”) Equity, Collateralized Fund Obligation Equity and certain other investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.

(12)	The following investment is not an income producing security.
(13)	Fair value includes the Fund’s interest in fee rebates on CLO subordinated and income notes.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)
As of September 30, 2025, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

(16)
The following investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. See Note 5 “Related Party Transactions” for further discussion.

(17)
Pursuant to the terms of a credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 7 “Revolving Credit Facility” for further discussion.

(18)
The Fund sold a participation interest of $2.1 million in a senior secured term loan. As the transaction did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles, the Fund recorded a $2.1 million liability titled “Investments sold under participation agreement,” at fair value, in the accompanying Consolidated Statement of Assets and Liabilities. As of September 30, 2025, this liability bears an interest rate of 7.4%.

Reference Key:
CD	Compounded Daily
DD	Delayed Draw
ESTR	Euro Short-Term Rate
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
Prime	Prime Lending Rate
SOFR	Secured Overnight Financing Rate
US CMT	U.S. Constant Maturity Treasury Yield
See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Schedule of Investments
As of September 30, 2025
(expressed in U.S. dollars)
Forward Currency Contracts, at Fair Value(1)
Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
EUR	569,011	USD	661,195	Barclays Bank PLC	8/4/2025	10/31/2025	$8,107
Total unrealized appreciation on forward currency contracts							$8,107
Unrealized depreciation on forward currency contracts
USD	29,495,893	EUR	25,354,066	Barclays Bank PLC	7/29/2025	10/31/2025	$(326,946)
EUR	406,161	USD	480,370	Barclays Bank PLC	9/18/2025	10/31/2025	(2,621)
Total unrealized depreciation on forward currency contracts							$(329,567)

(1)
See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Fund.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Statement of Operations
For the year ended September 30, 2025
(expressed in U.S. dollars)
INVESTMENT INCOME
Interest income(1)	$11,767,509
Dividend income	466,509
Other income	39,839
Total Investment Income	12,273,857
EXPENSES
Interest expense	3,305,175
Management fees	1,431,328
Incentive fees	791,611
Professional fees	523,312
Amortization of deferred offering costs attributed to common shares	550,154
Administration fees	514,005
Transfer agent fees	176,323
Tax expense(2)	124,409
Trustees’ fees	85,434
Organizational expenses	52,591
Other expenses	207,781
Total Expenses	7,762,123
NET INVESTMENT INCOME	4,511,734
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(2,048,375)
Forward currency contracts	(1,631,392)
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(1)	2,684,295
Forward currency contracts	93,105
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS)	(902,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,609,367

(1)
Interest income and net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $267,435 and $180,423, respectively. See Note 5 “Related Party Transactions” for further discussion.

(2)
Tax expense includes $115,147 of deferred tax expense and $9,262 of excise tax expense.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Statements of Changes in Net Assets
(expressed in U.S. dollars, except share amounts)
	For the year ended September 30, 2025	For the period from October 14, 2023 through September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$4,511,734	$6,424,554
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(2,048,375)	500,428
Forward currency contracts	(1,631,392)	(303,701)
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	2,684,295	597,451
Forward currency contracts	93,105	(414,647)
Total net increase (decrease) in net assets resulting from operations	3,609,367	6,804,085
Distributions to shareholders:
Total earnings distributed	(2,524,898)	(4,977,766)
Distributions from tax return of capital	(4,186,478)	—
Total distributions to shareholders	(6,711,376)	(4,977,766)
Capital share transactions:
Proceeds from shares sold	14,776,417	2,600,000
Reinvestment of distributions pursuant to the Fund’s distribution reinvestment plan	747,850	2,161,837
Total capital share transactions:	15,524,267	4,761,837
Total increase (decrease) in net assets	12,422,258	6,588,156
Net assets at beginning of period	56,864,239	50,276,083
Net assets at end of period	$69,286,497	$56,864,239
Capital share activity:
Shares sold	1,496,419	251,208
Shares issued pursuant to the Fund’s distribution reinvestment plan	79,454	210,924
Total increase (decrease) in capital share activity	1,575,873	462,132
See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Statement of Cash Flows
For the year ended September 30, 2025
(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$3,609,367
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable of securities purchased	(127,686,238)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold(1)	72,769,267
Payment-in-kind interest	(195,662)
Amortization of deferred offering costs attributed to common shares	550,154
Amortization of deferred financing costs	153,961
Amortization of deferred issuance costs	194,759
Amortization (accretion) of premiums or discounts on debt securities	(101,175)
Net realized gain (loss) on:
Investments	2,012,698
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(2,684,295)
Forward currency contracts	(93,105)
Changes in assets and liabilities:
Interest receivable	(1,884,605)
Dividend receivable	(41,549)
Excise tax refund receivable	3,964
Prepaid expenses	(52,781)
Deferred tax liability	115,147
Interest expense payable	541,600
Professional fees payable	32,001
Management fees payable	421,448
Incentive fees payable	251,270
Administration fees payable	60,624
Transfer agent fees payable	(94,995)
Trustees’ fees payable	(21,066)
Other expenses payable	(12,833)
Net cash provided by (used in) operating activities	(52,152,044)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	34,000,000
Repayments under credit facility	(18,000,000)
Proceeds from issuance of Series A Term Preferred Shares due 2029	25,000,000
Proceeds from investments sold under participation agreement	2,103,947
Financing costs, paid and deferred	(90,216)
Issuance costs, paid and deferred	(692,129)
Offering costs, paid and deferred	(244,005)
Distributions to shareholders, net of reinvestment and change in distribution payable	(6,484,028)
Proceeds from shares sold, net of commissions	14,826,417
Net cash provided by (used in) financing activities	50,419,986
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,732,058)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	6,026,240
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$4,294,182
Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$2,451,587
Non-cash purchases of investments	5,351,956
Non-cash sales of investments	5,351,956

(1)
Proceeds from sales or maturity of investments includes $1,880,841 of recurring cash flows treated as return of principal.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
1.
ORGANIZATION

Eagle Point Enhanced Income Trust (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company to offer its shares on a continuous basis. The Fund is managed by Eagle Point Enhanced Income Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). An affiliate of the Adviser, Eagle Point Credit Management LLC, provides investment professionals and other resources to the Adviser. The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve these investment objectives by investing in a broad range of income-oriented assets, including portfolio debt securities, strategic credit investments, asset-based finance, regulatory capital relief transactions and equity and junior debt tranches of collateralized loan obligations (“CLOs”). The Fund commenced its operations on October 1, 2023. As of September 30, 2025, the Fund only offered Class AA Shares.
The Fund has four wholly-owned subsidiaries: Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., a Cayman Islands exempted company, Eagle Point Enhanced Income Trust Sub II Cayman LLC, a Cayman Islands limited liability company, Eagle Point Enhanced Income Trust Sub (US) LLC, a Delaware limited liability company and Eagle Point Enhanced Income Trust Sub II (US) LLC, a Delaware limited liability company. These subsidiaries have been organized to hold certain of the Fund’s investments for legal, regulatory and tax purposes. As of September 30, 2025, Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., Eagle Point Enhanced Income Trust Sub II Cayman LLC, Eagle Point Enhanced Income Trust Sub (US) LLC and Eagle Point Enhanced Income Trust Sub II (US) LLC held approximately 50.7%, 0.4%, 2.7% and 3.1% of the Fund’s total assets, respectively.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.
Principles of Consolidation
The consolidated financial statements include the accounts of the Fund and all entities in which the Fund has a controlling financial interest, which is typically evidenced by ownership of a majority of voting interests or by being the primary beneficiary of a variable interest entity (“VIE”).
The Fund evaluates its investments and other interests to determine whether they represent VIEs and, if so, whether the Fund is the primary beneficiary. Entities in which the Fund does not have a controlling financial interest are not consolidated and are accounted for under the equity method or fair value, as appropriate.
All intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.
Operating Segments
The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.
Key financial information used by the CODM to assess the Fund’s performance and make operational decisions — including the Fund’s portfolio composition, total return, changes in net assets and expense ratios — is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.
Securities Transactions
The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.
Forward Currency Contracts
The Fund may enter into forward currency contracts to manage the Fund’s exposure to foreign currencies in which certain investments are denominated. A forward currency contract is an agreement between the Fund and a counterparty to buy and sell a specific currency at an agreed-upon exchange rate and on an agreed-upon future date.
Forward currency contracts are recorded at fair value, with change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses resulting from the settlement of forward currency contracts are recorded on the Consolidated Statement of Operations.
Cash amounts pledged as collateral in connection with forward currency contracts are classified as restricted.
Foreign Currency Transaction
The Fund does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents.
Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the U.S. dollar equivalent of the amounts actually received.
Cash, Cash Equivalents and Restricted Cash
The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which may, at times, exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2025, the Fund held no cash equivalents.
Restricted cash represents amounts subject to legal or contractual restrictions imposed by third parties, including limitations on withdrawal or use. These restrictions may require the funds to be used for a specified purpose or limit the purpose for which the funds can be used. The Fund considers cash collateral posted with counterparties in connection with foreign currency contracts to be restricted cash. As of September 30, 2025, the Fund held $1.6 million in restricted cash associated with forward currency contracts.
Participation Agreement
The Fund may enter into participation agreements from time to time, under which it sells a participation in a portfolio investment to third-party investors. Under these arrangements, the Fund retains legal title to the investment but transfers a proportionate economic interest to the participant. The participant is entitled to its share of income, gains, and losses on the underlying investment, as outlined in the participation agreement.
During the reporting period, the Fund sold a participation in a senior secured term loan with a notional amount of $2.8 million. As of September 30, 2025, the underlying investment is included within investments, at fair value, on the Fund’s Consolidated Statement of Assets and Liabilities, and the proceeds received from the participant are recorded as a liability titled “Investments sold under participation agreement,” in accordance with ASC Topic 860, Transfer and Servicing. The carrying value of the recorded liability approximates fair value and is secured by the underlying senior secured term loan, and bears an interest rate of 7.4% as of September 30, 2025. The Fund retains servicing responsibilities and continues to recognize interest income on the underlying investments while incurring interest expense on the recorded liability. The Fund has no obligation to repurchase the participation or provide additional collateral beyond the investment sold under the participation agreement.
Investment Income Recognition
Interest Income from Investments
Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.
Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the year ended September 30, 2025, the Fund capitalized $0.2 million of interest income as PIK, which represented 1.7% of the Fund’s total interest income for the same period, as included on the Consolidated Statement of Operations.
Investment income from investments in the equity tranche securities of CLOs, collateralized fund obligations (“CFOs”), rated feeder funds and certain other investments is recognized using the effective interest method,

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity, rated feeder fund equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.
Dividend Income
Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Other Income
Other income includes the Fund’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities with a delayed draw or revolving credit feature.
Expenses, Offering Cost and Deferred Financing and Issuance Costs
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Offering Costs
Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Consolidated Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.
Organizational Expenses
Organizational expenses of the Fund are expensed as incurred.
Interest Expense
Interest expense includes the Fund’s distributions associated with the Fund’s Series A Term Preferred Shares due 2029 (the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined in Note 7 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.
The following table summarizes the components of interest expense for the year ended September 30, 2025:
Amounts in millions
	Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$1.7	$—	$1.7
Distributions accrued and unpaid	0.3	—	0.3
Interest expense on revolving credit facility	—	1.0	1.0
Amortization of deferred financing and issuance costs	0.2	0.2	0.4
Total interest expense(1)	$2.2	$1.2	$3.4

(1)
Amounts may not foot due to rounding.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Please refer to Note 7 “Revolving Credit Facility” and Note 8 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares, respectively.
Deferred Financing and Issuance Costs
Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility and Preferred Shares using the straight-line basis, which approximates the effective interest method.
Amortization of deferred financing and issuance costs is recorded as interest expense on the Consolidated Statement of Operations.
Prepaid Expenses
Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the applicable policy. State registration fees are amortized over a twelve-month period beginning at the time of payment.
Federal and Other Taxes
The Fund intends to operate so as to continue to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.
The Fund has adopted September 30th as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended September 30, 2025, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.
Because U.S. federal income tax regulations differ from U.S. GAAP, distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from the Fund’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.
For the year ended September 30, 2025, $4.7 million was reclassified from aggregate distributable earnings (losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents the net of $4.2 million of adjustments related to return of capital, offering costs of $0.7 million, 2024 excise tax expense of $0.0 million and accrued preferred stock distributions of $0.3 million. Additionally, within aggregate distributable earnings (losses) $1.4 million was reclassified from realized gains to undistributed net investment income, which represents foreign currency realized losses and return of capital on investments. The reclassification of distribution characteristics has no effect on the Fund’s total net assets or net asset value per share of the Fund’s common stock.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
For the tax year ended September 30, 2025, the estimated components of distributable earnings (losses) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:
Amounts in millions
Undistributed ordinary income	$—
Distributable accumulated capital losses (carry forward)	2.0
Unrealized appreciation (depreciation) on investments	1.1
Other Timing Differences*	0.5
Total(1)	$3.6

(1)
Amounts may not foot due to rounding.

*
Other timing differences include book/tax differences in the Fund’s CLO equity and partnership investments as well as timing differences caused by the difference between book and tax year end.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the year ended September 30, 2025 is estimated and is not considered final until the Fund files its tax return.
Amounts in millions
Tax Year	Ordinary Dividend	Return of Capital
2025	$4.5	$4.2
2024	$5.0	$—
As of September 30, 2025, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:
Amounts in millions
Cost for federal income tax purposes	$110.8
Gross unrealized appreciation	$6.6
Gross unrealized depreciation	(5.5)
Net unrealized appreciation(1)	$1.1

(1)
Amounts may not foot due to rounding.

Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. The Fund has paid U.S. federal excise tax for the year ended September 30, 2024 of $0.0 million but has not accrued excise tax for the year ended September 2025. The Fund may record an excise tax on undistributable taxable income when the Fund determines its final taxable income and files its final tax return.
The Fund’s subsidiary, Eagle Point Enhanced Income Trust Sub (US) LLC, has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate. Eagle Point Enhanced Income Trust Sub (US) LLC, has recorded a deferred tax liability of $0 and $0.1 million for the years ended September 30, 2024 and September 30, 2025 respectively, which is primarily attributable to U.S. GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.
Distributions to Shareholders
The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.
Distributions payable to shareholders are recorded as a liability on the ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.
In addition to regular monthly distributions, and subject to the available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).
The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflects estimates made by the Fund for federal income tax purposes. These estimates are subject to change once final determination of the tax attributes of all distributions has been made by the Fund.
3.
VALUATION OF INVESTMENTS

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.
Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.
The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:
▪
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

▪
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

▪
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.
In accordance with ASC Topic 820, the Fund may use net asset value (“NAV”) as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value. When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.
An estimate of fair value for each applicable investment at least monthly, based on information available as of the reporting date.
Fair Value Measurement
The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of September 30, 2025:
Amounts in millions
	Level I	Level II	Level III	Investments Measured at NAV	Total
Investments at Fair Value
Asset Backed Securities	$—	$10.2	$2.3	$—	$12.5
CFO Equity	—	—	6.4	—	6.4
CLO Debt	—	1.8	—	—	1.8
CLO Equity	—	—	21.0	—	21.0
Equity Securities	2.1	—	0.8	3.4	6.3
Loan Accumulation Facilities	$—	$—	$3.4	$—	$3.4
Loans and Notes	0.4	—	21.9	—	22.3
Preferred Stock	0.7	—	1.6	—	2.3
Rated Feeder Fund Equity	—	—	0.3	—	0.3
Regulatory Capital Relief Securities	—	—	35.2	—	35.2
Warrants	—	—	0.3	—	0.3
Total Investments at Fair Value(1)	$3.2	$12.0	$93.2	$3.4	$111.8
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$—	$—	$—	$—	$—
Unrealized depreciation on forward currency contracts	—	(0.3)	—	—	(0.3)
Total Other Financial Instruments at Fair Value(1)	$—	$(0.3)	$—	$—	$(0.3)

(1)
Amounts may not foot due to rounding.

(2)
Other financial instruments presented at fair value consist of derivative contracts, such as forward currency contracts. The amounts shown represent the unrealized appreciation (depreciation) on these instruments as of the reporting date.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Significant Unobservable Inputs
The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2025:
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)(2)
Asset Backed Securities	$2.3	Discounted Cash Flow	Discount Rate	12.12% - 13.56% / 13.10%
CFO Equity	6.4	Discounted Cash Flow	Discount Rate	20.00% - 39.00% / 32.63%
CLO Equity	21.0	Independent Pricing Service(3)
Equity Securities	0.7	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted EBITDA Multiple	10.00x
		Discounted Cash Flow	Discount Rate	13.61% - 25.50% / 22.03%
Loans and Notes	21.7	Discounted Cash Flow	Discount Rate	9.60% - 21.38% / 13.30%
Preferred Stock	1.6	Discounted Cash Flow	Discount Rate	11.67% - 12.00% / 11.68%
Regulatory Capital Relief Securities	34.7	Discounted Cash Flow	Discount Rate	7.94% - 15.96% / 10.35%
			Constant Prepayment Rate	0.00% - 15.00% / 6.48%
			Constant Default Rate	0.00% - 1.78% / 0.62%
			Loss Severity	11.12% - 60.00% / 34.94%
Warrants	0.3	Black-Scholes Option Pricing Model and Common Stock Equivalent Method (weighted 50.0% each)	Volatility Time to Liquidity (in years) OPM Multiple CSE Multiple	85.00% 1.00 - 2.00 5.00x - 7.00x 5.00x - 7.00x
		Black-Scholes Option Pricing Model	Common Stock Value Risk-Free Interest Rate Volatility Time to Liquidity (in years)	$30.48 3.75% 60.00% 0.75
		FinCAD Convertible Preferred Shares Model	Common Stock Value Risk-Free Interest Rate Volatility Time to Liquidity (in years)	$30.48 3.75% 60.00% 0.75
Total Fair Value of Level III Investments(4)	$88.7

(1)
Weighted average calculations are based on the fair value of investments.

(2)
A range is not presented for categories with one investment.

(3)
The Fund uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

(4)
Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:
▪
Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

▪
Changes in the prepayment rate may result in either a higher or lower fair value, depending on the circumstances.

▪
Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery rates.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs not internally developed by the Adviser, including third-party transactions, third-party pricing services, recent market transactions and data reported by trustees. As a result, investments with a fair value of $4.5 million have been excluded from the preceding table.
Change in Investments Classified as Level III
The following table includes additional information pertaining to financial instruments classified within Level III for the year ended September 30, 2025:
Amounts in millions
	Asset Backed Securities	CFO Equity	CLO Equity	Equity Securities	Preferred Stock
Beginning Balance at September 30, 2024	$7.2	$0.5	$12.7	$—	$0.1
Reclassification of investment type category	3.4	—	—	—	—
Purchases of investments, inclusive of PIK interest	0.8	7.9	17.2	0.7	1.4
Proceeds from sales or maturity of investments	(9.0)	(1.2)	(8.0)(1)	(0.1)(1)	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.1)	(0.8)	(0.9)	0.2	0.1
Balance as of September 30, 2025(2)(3)	$2.3	$6.4	$21.0	$0.8	$1.6
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2025	$(0.2)	$(0.7)	$1.3	$0.5	$0.1
	Loans and Notes	Loan Accumulation Facilities	Rated Feeder Fund Equity	Regulatory Capital Relief Securities	Warrants	Total
Beginning Balance at September 30, 2024	$8.3	$1.3	$—	$22.5	$0.2	$52.8
Reclassification of investment type category	—	—	—	(3.4)	—	—
Purchases of investments, inclusive of PIK interest	15.2	7.2	0.3	19.8	0.1	70.6
Proceeds from sales or maturity of investments	(1.9)	(5.1)	—	(4.9)	—	(30.2)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.3	—	—	1.2	—	(0.0)
Balance as of September 30, 2025(2)(3)	$21.9	$3.4	$0.3	$35.2	$0.3	$93.2
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2025	$0.3	$—	$—	$1.4	$0.1	$2.7

(1)
Proceeds from sales or maturity of investments includes $1.7 million of recurring cash flows treated as return of principal.

(2)
There were no transfers into or out of Level III investments during the period.

(3)
Amounts may not foot due to rounding.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Net realized gains or losses related to Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance on the Consolidated Statement of Operations. Net changes in unrealized appreciation or depreciation are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance on the Consolidated Statement of Operations.
Fair Value — Valuation Techniques and Inputs
The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.
When determining the fair value of investments categorized as Level III within the fair value hierarchy, the Adviser uses the following valuation framework tailored to the nature and complexity of each type of investment:
Valuation of CLO Equity
The Fund’s investments in CLO equity have been valued using a combination of an independent pricing service and the Adviser’s internal valuation process, in accordance with the Adviser’s valuation policy approved by the Board.
The primary source of the CLO equity marks is the independent pricing service, which applies a methodology incorporating observable market data, including executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as assets and liabilities information sourced from trustee reports, and market assumptions. Key assumptions include, but not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.
Additionally, the Adviser considers a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.
Due to the use of unobservable inputs and the application of significant judgment, CLO equity investments are classified as Level III within the fair value hierarchy. While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Fund as of the reporting date.
Valuation of Asset Backed Securities (“ABS”), Regulatory Capital Relief Securities (“RCR”), Rated Feeder Fund Equity, CFO Debt, CFO Equity and Limited Partnership Interests
The Adviser generally engages a nationally recognized independent valuation agent to determine the fair value of the Fund’s investments in ABS, RCR, CFO debt, CFO equity, rated feeder fund equity and limited partnership interests. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.
Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.
Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III.
Valuation of Private Investments
The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Fund, which includes, among other investments, term loans, common stock, corporate bonds, preferred stock and warrants. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.
Due to the illiquid nature of these investments and the lack of observable inputs, the Adviser classifies them as Level III within the fair value hierarchy.
Valuation of Loan Accumulation Facilities
The Fund’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).
LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis in anticipation of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Fund’s investment (i.e., the principal amount invested) and the Fund’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.
If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent with the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Fund’s investment (i.e., the principal amount invested), the Fund’s attributable share of unrealized gains or losses on the LAF’s underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.
Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy.
Change in Valuation Techniques
During the year ended September 30, 2025, the Adviser changed the valuation technique used to value the Fund’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the year ended September 30, 2025, the Fund transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including executable bids, broker quotes from dealers with two-sided markets, and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness and transparency of valuations.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Investment Risk Factors and Concentration of Investments
The following list is not intended to be a comprehensive list of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities
Portfolio Debt Securities, CLOs, and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.
The Fund may invest in CFOs or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.
Subordinated Securities Risk
Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.
High Yield Investment Risk
Certain investments of the Fund are rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.
Leverage Risk
The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.
Credit Risk
The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.
Key Personnel Risk
The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser, including its affiliate Eagle Point Credit Management LLC (which provides the Adviser with investment professionals and other resources under a personnel and resources agreement), and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.
Conflicts of Interest Risk
The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.
Risks of Default on Underlying Assets
A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.
Prepayment Risk
Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.
Liquidity Risk
Generally, there is no public market for many of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
Incentive Fee Risk
The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.
Fair Valuation of the Fund’s Investments
Generally, there is no public market for many of the Fund’s investments. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
or more of the Fund’s investments. The Fund is offered on a daily basis and calculates a daily NAV per share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.
Synthetic Investments Risk
The Fund may invest in synthetic investments, including regulatory capital relief and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.
Currency Risk
Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.
Interest Rate Risk
Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.
Income from the Fund’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.
An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.
Refinancing Risk
If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.
Tax Risk
If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.
Derivatives Risk
Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions, the potential loss is theoretically unlimited.
Counterparty Risk
The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.
Price Risk
Investors who buy shares of the Fund at different times will likely pay different prices.
Non-U.S. Investing Risk
Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Funds and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).
Foreign Investing Risk
The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditors’ rights in foreign jurisdictions.
Illiquid Shares Risk
The Fund’s shares are not publicly traded, and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.
4.
DERIVATIVE CONTRACTS

The Fund enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to fulfill their contractual obligations, as well as fluctuations in fair value and exchange rates.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Volume of Derivative Activities
The Fund considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the year ended September 30, 2025:
Amounts in millions
Primary Underlying Risk	Long Exposure – Notional Amounts	Short Exposure – Notional Amounts
Foreign Exchange Risk
Forward Currency Contracts	$29.5	$1.1
Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations
The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of September 30, 2025. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included on the Consolidated Statement of Operations, categorized by type of contract, for the year ended September 30, 2025.
Amounts in millions
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$0.0	$(0.3)	$(1.6)	$0.1
Offsetting of Assets and Liabilities
The Fund is subject to master netting agreements with one counterparty. These agreements govern the terms of certain derivatives transactions and are designed to reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and establishing collateral posting arrangements at prearranged exposure levels.
The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of September 30, 2025:
Amounts in millions
Type of Contracts	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received) Pledged	Net Amount
	Gross Value of Assets	Gross Value of Liabilities
Counterparty 1	$0.0	$(0.3)	$1.6	$(0.3)

5.
RELATED PARTY TRANSACTIONS

Investment Advisory Agreement
On October 6, 2023, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective the date on which the SEC declared the Fund’s registration statement effective, the Fund became subject to a management fee and an incentive fee for the Adviser’s services.
Management fee
The management fee is calculated at an annual rate of 1.50% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
leverage). For the year ended September 30, 2025, the Fund incurred a management fee of $1.4 million, with a payable balance of $0.4 million as of September 30, 2025.
Incentive fee
The incentive fee is calculated and payable quarterly, in arrears, based on the Fund’s pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII excludes any realized or unrealized capital gains or losses.
The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:
(1)
no incentive fee if PNII does not exceed the hurdle rate of 2.00%;

(2)
100% of PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.3529% (the “catch-up”);

(3)
15% of the amount of PNII, if any, exceeding 2.3529%.

For the year ended September 30, 2025, the Fund incurred an incentive fee of $0.8 million, with a payable balance of $0.3 million as of September 30, 2025.
Administration Agreement
On October 13, 2023, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.
The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.
The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.
For the year ended September 30, 2025, the Fund was charged a total of $0.5 million in administration fees consisting of $0.3 million and $0.2 million, relating to services provided by the Administrator and Sub Administrator, respectively, which are included on the Consolidated Statement of Operations and, of which $0.1 million was payable as of September 30, 2025.
The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.
Expense Limitation and Reimbursement Agreement
On October 6, 2023, the Fund entered into an Expense Limitation and Reimbursement Agreement (the “ELA”) with the Adviser. Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board.
For the year ended September 30, 2025, the Adviser did not provide any expense support under the ELA.
Organizational and Offering Expense Support and Reimbursement Agreement
On October 6, 2023, the Fund entered into an Organizational and Offering Expense Support and Reimbursement Agreement (the “O&O Agreement”) with the Adviser. Pursuant to the O&O Agreement, the Fund will pay for organizational and offering expenses up to a limit of 1.5% of gross proceeds raised from the offering of the Fund’s shares. These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.
As of September 30, 2025, inclusive of gross proceeds raised by Eagle Point Enhanced Income Investor LLC of $50.1 million, the Fund has raised cumulative net proceeds of $67.5 million. The Fund has paid cumulative organizational and offering costs of $1.0 million, representing 1.46% of gross proceeds raised to date.
In addition to offering expenses incurred by the Fund, the Adviser, on behalf of the Fund, paid O&O costs of approximately $0.5 million for the year ended September 30, 2025. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of September 30, 2025, the Adviser has not sought reimbursement for any O&O expenses it incurred.
The following amounts may be subject to reimbursement by the Adviser by the following dates:
	O&O Expenses Paid by Adviser	O&O Expenses Waived by Adviser	Unreimbursed O&O Expenses	Eligible to be Paid Through
	$115,709	$—	$115,709	September 30, 2027
	361,342	$—	$361,342	September 30, 2028
Total	$477,051	$—	$477,051
See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Fund.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Board of Trustees
The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.
For the year ended September 30, 2025, the Fund incurred $0.1 million in the trustee’s compensation, which is recorded on the Consolidated Statement of Operations and, of which $0.1 million was payable as of September 30, 2025.
Dealer Manager Agreement
On March 12, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Fund’s shares on a best-efforts basis, subject to various conditions. Shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.
Shareholders purchasing the Fund’s shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. For the year ended September 30, 2025, the total amount of sales load earned by the Dealer Manager was $0.5 million. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.
In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. No such reimbursements were made to the Dealer Manager during the period from March 12, 2024, the date the Fund entered into the Dealer Manager Agreement, to September 30, 2025.
Co-Investment Exemptive Relief
On June 17, 2015, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other funds and accounts managed by the Adviser, or its affiliates, subject to certain conditions.
Affiliated Ownership
As of September 30, 2025, the Adviser and its affiliates held indirectly an aggregate of 4.13% of the Fund’s outstanding common shares. Also as of September 30, 2025, an unaffiliated insurance company held an aggregate of 73.95% of the Fund’s outstanding common shares and held a non-controlling ownership interest in the Adviser.
Affiliated Investments
The Fund has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Fund and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
The following investments were considered affiliated investments as of September 30, 2025:
Amounts in millions
Issuer	Investment Description	Interest Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$0.3	$0.0	$2.2	$2.2	$0.1
Delta Financial Holdings LLC	Preferred Units	—	0.0	0.1	0.1	N/A
Delta Financial Holdings LLC	Common Units	—	—	0.0	0.0	N/A
Delta Leasing SPV III, LLC	Common Equity	—	0.1	0.1	0.0	N/A
Calistoga 2025 I LLC	Limited Liability Company Interest	—	0.1	1.2	1.2	N/A
Total(1)		$0.3	$0.2	$3.6	$3.5	$0.1

(1)
Amounts may not foot due to rounding.

6.
SHAREHOLDERS’ EQUITY

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.
As of September 30, 2025, there were 7,054,856 common shares issued and outstanding.
For the year ended September 30, 2025, the following was issued in connection with the Fund’s common share offering and DRIP:
Equity Programs	Shares Issued	Net Proceeds (in millions)
Offering	1,496,419	$14.8
DRIP	79,454	$0.7
Repurchases of Common Shares by the Fund
The Fund conducts quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV. For the year ended September 30, 2025, no common shares were repurchased by the Fund.
7.
REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.
On August 22, 2024, the Fund entered into a credit agreement with Texas Capital Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”) with a commitment amount of $25.0 million (the “Commitment Amount”). The Revolving Credit Facility is collateralized by certain investments held by the

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
Fund, and the Fund has granted a security interest in certain assets to the lender. Borrowings under the Revolving Credit Facility bear interest at Term Secured Overnight Financing Rate (“SOFR”), subject to a 1% floor, plus a spread. The Fund paid an upfront fee of $0.1 million and is required to pay a commitment fee on the unused portion of the facility.
The Revolving Credit Facility will mature on the earlier of (i) the termination of the commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 22, 2026. The Fund has the option to extend the maturity from time to time in accordance with the terms of the Revolving Credit Facility.
For the year ended September 30, 2025, the Fund had an average outstanding borrowing of $11.5 million and an average interest rate of 7.17%. Interest expense, inclusive of the unused fee, on the Revolving Credit Facility for the same period was $1.2 million and is recorded on the Consolidated Statement of Operations.
As of September 30, 2025, the Fund had an outstanding borrowing amount of $21.0 million.
See Note 9 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.
8.
MANDATORILY REDEEMABLE PREFERRED SHARES

As of September 30, 2025, there were 25,000 Preferred Shares authorized, issued and outstanding, with a par value of $1,000 per share.
On November 15, 2024, the Fund closed an underwritten private placement offering of 25,000 Preferred Shares, resulting in net proceeds to the Fund of $24.5 million after payment of underwriting discounts and commissions.
The Fund is required to redeem all outstanding Preferred Shares on November 15, 2029, at a redemption price of $1,000 per share, plus accrued but unpaid dividends, if any. At any time on or after November 15, 2027, the Fund may, at its sole option, redeem the outstanding Preferred Shares, in whole or in part, from time to time. The holders of Preferred Shares are entitled to receive quarterly cumulative cash distributions at a rate equal to SOFR plus a 450 basis point spread per annum.
The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 — Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.
Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times. The remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.
9.
ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.
With respect to senior securities that are equity, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.
With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.
If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund is prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and may be prohibited from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of September 30, 2025 and September 30, 2024:
Amounts in millions
	As of September 30, 2025	As of September 30, 2024
Total assets	$119.7	$63.2
Less liabilities and indebtedness not represented by senior securities	(5.1)	(1.3)
Net total assets and liabilities(4)	$114.6	$61.9
Preferred Shares(3)	$25.0	$—
Revolving Credit Facility(3)	21.0	5.0
Total senior securities(4)	$46.0	$5.0
Asset coverage for senior securities(1)	249%	1237%
Asset coverage for Revolving Credit Facility(2)(3)	546%	1237%

(1)
The asset coverage for senior securities is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(3)
Amounts are based on outstanding principal balance as of the date presented.

(4)
Amounts may not foot due to rounding.

10.
COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities.

Eagle Point Enhanced Income Trust & Subsidiaries
Notes to Consolidated Financial Statements
September 30, 2025
As of September 30, 2025, the Fund had total unfunded commitments of $26.8 million, which could be extended at the option of the borrower. These commitments relate to the Fund’s investment in CFO equity, equity securities, regulatory capital relief securities, loans and notes and rated feeder fund equity investments. As of September 30, 2025, the Fund had recorded $0.1 million in liabilities for these unfunded commitments.
11.
INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.
12.
SUBSEQUENT EVENTS

Pursuant to the Fund’s continuous offering, during the period from October 1, 2025 through November 19, 2025, the Fund issued common shares for total net proceeds to the Fund of $4.2 million.
On October 31, 2025, the Fund paid a distribution of $0.091 per share to common shareholders of record as of October 31, 2025.
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 26, 2025, the date these consolidated financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the consolidated financial statements and related notes through this date.

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Financial Highlights
Per Share Data	For the year ended September 30, 2025	For the period from October 14, 2023 through September 30, 2024	For the period from October 1, 2023 (Commencement of Operations) through October 13, 2023(9)
Per Share Operating Performance:
Net asset value at beginning of period	$10.38	$10.02	$10.00
Net investment income(1)(2)	0.74	1.25	0.05
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(2)(3)	(0.20)	0.08	(0.03)
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	0.54	1.33	0.02
Distributions to Shareholders:
Distributions to shareholders from net investment income(4)	(0.41)	(0.97)	—
Distributions to shareholders from net realized gains on investments(4)	—	—	—
Distributions to shareholders from tax return of capital(4)	(0.69)	—	—
Total distributions declared to shareholders(4)	(1.10)	(0.97)	—
Net asset value at end of period	$9.82	$10.38	$10.02
Total net asset value return(5)	6.13%	13.86%	0.21%
Shares outstanding at end of period	7,054,856	5,478,983	5,016,852
Ratios to Average Net Assets and Supplemental Data:
Net asset value at end of period	$69,286,497	$56,864,239	$50,276,081
Ratio of expenses, before fee waivers(6)(7)	12.75%	3.71%	0.00%
Ratio of expenses, after fee waivers(6)(7)	12.75%	2.44%	0.00%
Ratio of net investment income(6)(7)	7.41%	12.40%	0.48%
Portfolio turnover rate(8)	89.86%	40.82%	0.05%
Asset coverage for senior securities	249%	N/A	N/A
Asset coverage for Revolving Credit Facility	546%	1237%	N/A
Revolving Credit Facility:
Principal amount outstanding at end of period	$21,000,000	$5,000,000	$—
Asset coverage per $1,000 at end of period(10)	$5,457	$12,373	$—

Eagle Point Enhanced Income Trust & Subsidiaries
Consolidated Financial Highlights
Footnotes to the Financial Highlights:
(1)
Per share distributions paid to Series A Term Preferred Shares preferred shareholders and the aggregate amount of amortization of deferred issuance costs associated with the Series A Term Preferred Shares are reflected in net investment income and totaled ($0.27) and ($0.03) per common share, respectively, for the year ended September 30, 2025.

(2)
Per share amounts are based on weighted average of shares outstanding for the period.

(3)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.

(4)
The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.

(5)
Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return for the period from October 1, 2023 to October 13, 2023 and for the period from October 14, 2023 to September 30, 2024 are not annualized.

(6)
Ratios for the period from October 1, 2023 to October 13, 2023 are not annualized. Ratios for the period from October 14, 2023 to September 30, 2024 and for the year ended September 30, 2025 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the period from October 14, 2023 to September 30, 2024. Please refer to Note 5 “Related Party Transactions” for further discussion relating to the fee waivers by the Adviser.

(7)
Ratios for the year ended September 30, 2025 include interest expense on the credit facility and the Series A Term Preferred Shares of 1.89% and 3.54% of average net assets, respectively.

(8)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

(9)
The Financial Highlights for the period from October 1, 2023 (Commencement of Operations) to October 13, 2023 represents the period prior to which the Fund was registered under the 1940 Act.

(10)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Enhanced Income Trust & Subsidiaries
Supplemental Information
Senior Securities Table
Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.
Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the year ended September 30, 2025
Preferred Shares	$25,000,000	$2,491.30	$1,000.00	$1,000.00
Revolving Credit Facility (Texas Capital Bank)	$21,000,000	$5,457.14	N/A	N/A
For the period ended September 30, 2024
Revolving Credit Facility (Texas Capital Bank)	$5,000,000	$12,372.85	N/A	N/A

(1)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $1,000). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)
The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the $1,000 principal value for the Preferred Shares for each day during the years for which the security was outstanding.

Eagle Point Enhanced Income Trust & Subsidiaries
Report of Independent Registered Public Accounting Firm
KPMG LLP Two Manhattan West 375 9th Avenue, 17th Floor New York, NY 10001
To the Shareholders and Board of Trustees
Eagle Point Enhanced Income Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Enhanced Income Trust & Subsidiaries (the Fund), including the consolidated schedule of investments, as of September 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and the period from October 14, 2023 through September 30, 2024, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended, the period from October 14, 2023 through September 30, 2024, and the period from October 1, 2023 (commencement of operations) through October 13, 2023. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and the period from October 14, 2023 through September 30, 2024, and the consolidated financial highlights for the year then ended, the period from October 14, 2023 through September 30, 2024 and the period from October 1, 2023 through October 13, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, the broker, and other counterparties; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits a reasonable basis for our opinion.

Accompanying Supplemental Information
The senior securities information on page 50 of the Fund as of September 30, 2025, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audit of the Fund’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Fund’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.
We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Enhanced Income Management LLC since 2014.
New York, New York
November 26, 2025

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Distribution Reinvestment Plan
Distribution Reinvestment Plan
Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to their net asset value. There is no upfront sales load or service charge for distributions reinvestment. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” Participants in our DRIP are free to elect or terminate participation in the DRIP; a request must be received and processed by the DRIP Agent prior to the dividend record date to be effective for that income distribution or capital gain distribution. Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.
We reserve the right to amend or terminate the DRIP.
All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, CT 06095.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
Additional Information
Investment Advisory Agreement
At a meeting held on May 23, 2025, the Board of Trustees (the “Board”) of Eagle Point Enhanced Income Trust (“we,” “us,” “our” or the “Fund”), including all of the trustees that are not interested persons of the Fund (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and Eagle Point Enhanced Income Management LLC (our “Adviser”) for an additional one-year period.
In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Fund, other comparable registered investment companies, and certain other funds advised by certain affiliates of the Adviser; (2) information regarding the fees and other expenses paid by the Fund, including the cost of services provided by the Adviser and its affiliates; (3) comparative information on fees and expenses borne by other comparable registered investment companies, and certain other funds advised by the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.
The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.
The Board requested, considered and evaluated information regarding the following factors, among others:
Nature, Extent and Quality of Services and Performance
The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Fund, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.
The Board also evaluated the Adviser’s shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser’s clients, including the Fund.
In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser and the Fund’s use of leverage, the forms of leverage used by the Fund and the effect of such leverage on the Fund’s portfolio and performance and the Adviser’s profitability. The Board noted that the level of leverage used by the Fund was not directly comparable to peer funds because of the substantial differences in the strategies and asset classes in which the Fund and its peers invest.
The Board then reviewed and considered the Fund’s performance in terms of total return on a net asset value basis during the 1-year period ended December 31, 2024, and considered such performance in light of the Fund’s investment objective, strategies and risks.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
The Board also considered and discussed the Company’s performance in comparison to the performance for various relevant periods of (1) non-listed registered closed-end investment companies managed by third-party investment advisers that have an investment strategy comparable to that of the Fund (the “Peer Group Funds”), (2) non-listed registered closed-end investment companies managed by third-party investment advisers that have a portion of their assets invested in the types of securities in which the Fund invests (the “Peer Universe Funds” and together with the Peer Group Funds, the “Peer Funds”), and (3) funds managed by the Adviser and its affiliates that are comparable to the Fund in terms of investment objectives, investment policies, eligible portfolio investments and certain other characteristics (collectively, the “Comparable Funds”). The Board considered that the Fund launched in 2023 and had limited historical performance for the Board to review. The Board also discussed and considered the Fund’s recent performance in light of recent and current market conditions.
Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser.
Investment Advisory Fee Rates and Total Expense Ratio
The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Fund to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Fund and any voluntary waivers thereof by the Adviser during the 2024 calendar year. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Fund with those of the Peer Funds and certain of the Comparable Funds.
The Board noted that the Fund’s contractual management fee rate was higher than all but one of the Peer Funds and higher than the average contractual management fee rate of the Peer Funds. The Board noted that the Fund’s effective incentive fee rate was lower than all but one of the Peer Funds that had incentive fees. The Board further considered that the Fund’s net expense ratio was lower than that of the average net expense ratio of the Peer Funds. Among other things, the Board considered the differences between the investment strategy of the Fund and the strategy of each of the Peer Funds.
The Board also compared the advisory fee rates paid by the Fund and certain of the Comparable Funds. The Board noted the differences in the fee structures among the Fund on one hand and certain of the Comparable Funds on the other, and that such differences could cause the Fund to pay a higher or lower effective advisory fee rate than a fund managed by the Adviser or an affiliate in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures and strategies, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Fund’s portfolio, the assumption of entrepreneurial and other risks by the Adviser in sponsoring and providing ongoing services to the Fund, the Fund’s investor base, resources dedicated by the Adviser to manage the Fund’s inflows and outflows, and the costs associated with operating as an investment adviser for a registered investment company.
In considering the advisory fee rates, the Board also discussed the Fund’s use of leverage, including the Fund’s issuance of preferred shares and the Fund’s use of a revolving credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s base management fee and incentive fee, and therefore creates a conflict of interest.
Based on its review, the Board concluded that each of the Fund’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Fund and other factors considered.
Profitability
The Board also considered that due to the difficulty of projecting future asset raising with a reasonable degree of certainty (as well as the relative size of future fixed costs) and other factors, the Adviser was unable to provide a reliable estimate of profitability to the Adviser from its relationship with the Fund.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
Economies of Scale
The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Fund’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Fund invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Fund’s investments in the primary markets (particularly with respect to structured and other bespoke investments), (3) the need to manage continuous inflows raised through the Fund’s public offering and to manage the liquidity of the Fund’s portfolio to satisfy the requirements of Rule 23c-3 and for general risk management purposes and (4) the limited size of individual transactions, any growth in the Fund’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Fund’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and the fee structure was appropriate given the Fund’s investment objectives and strategies.
Other Benefits
The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Fund. The Board noted that, as dealer manager, Eagle Point Securities LLC receives a dealer manager fee in connection with sales of certain classes of shares; however, the Board noted that in certain instances, all or a substantial portion of Eagle Point Securities LLC’s compensation is waived or re-allowed to the applicable third-party selling intermediary.
Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Fund by the Adviser and other factors considered.
Management
Our Board is responsible for oversight of the management of the Fund. The Board has appointed officers who assist in managing the Fund’s affairs. The trustees and officers of the Fund are listed below. For more information regarding the trustees and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (203) 900-5833.
The Board
The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
Name, Address1 and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships3
Interested Trustees2
Thomas P. Majewski Age: 51	Chairman, Trustee, Chief Executive Officer and Principal Executive Officer	Since inception4
Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025. Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

James R. Matthews Age: 58	Trustee	Since inception4	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I
Independent Trustees
Scott W. Appleby Age: 61	Trustee	Since inception4	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Kevin F. McDonald Age: 59	Trustee	Since inception4
Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I
Paul E. Tramontano Age: 63	Trustee	Since inception4	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Jeffrey L. Weiss Age: 64	Trustee	Since inception4	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I

1
The business address of each trustee is c/o Eagle Point Enhanced Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
2
Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

3
Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of six investment companies in the same complex.

4
Each trustee holds an indefinite term until the trustee’s resignation, removal or death.

The Officers
Information regarding our officers who are not trustees is as follows:
Name, Address1 and Age	Positions Held with the Fund	Term of Office and Length of Time Served2	Principal Occupation(s) During the Last Five Years
Officers
Lena Umnova Age: 47	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since July 2025
Chief Accounting Officer of Eagle Point Credit Management LLC since 2019; Chief Financial Officer and Chief Operating Officer of Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I since July 2025.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since inception
Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 43	Secretary	Since inception
Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Defensive Income Trust since February 2024 and EP Private Capital Fund I since July 2025; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020 and Eagle Point Trinity Senior Secured Company since March 2025; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

1
The business address of each officer is c/o Eagle Point Enhanced Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

2
Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Proxy Voting Information
The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

EIT Annual Report for the Fiscal Year Ended September 30, 2025 Additional Information
Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
Privacy Notice
The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Enhanced Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Enhanced Income Management LLC, and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.
When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant and/or information captured on applicable websites.
We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.
We will review this policy from time to time and may update it at our discretion.
*         *         *

End of Annual Report. Back Cover Follows.

EAGLE POINT
ENHANCED

Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8500

Investment Adviser

Eagle Point Enhanced Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent for Common Shares

SS&C Technologies, Inc.

80 Lamberton Rd.
Windsor, CT 06095
(833) 360-5520

Transfer Agent for Series A Term Cumulative Preferred Shares

Equiniti Trust Company, LLC

28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937-5449

www.EPEnhanced.com

© 2025. Eagle Point Enhanced Income Trust. All rights reserved.
Eagle Point and *Eagle Point Credit* are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Enhanced Income Trust (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2025, and September 30, 2024, were $160,076 and $167,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended September 30, 2025, and September 30, 2024, were $6,500, and $26,000, respectively. The fees incurred in the 2025 and 2024 fiscal years were in connection with the registrant’s filing of its registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended September 30, 2025, and September 30, 2024, were $89,986 and $99,467, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended September 30, 2025, and September 30, 2024, were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended September 30, 2025, and September 30, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $96,486 and $125,467, respectively. For the years ended September 30, 2025, and September 30, 2024, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning and filing of registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Credit Management LLC, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included in the registrant’s report to stockholders under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Enhanced Income Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of September 30, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). Certain of the Adviser’s affiliates provide investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner.  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc.; director, Chair and Chief Executive Officer of Eagle Point Income Company Inc.; trustee, Chair and Chief Executive Officer of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I; and trustee, Chair and Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager.  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager.  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2025. Among the accounts listed below, four of the “Registered Investment Companies” (with total assets of $2.306.5 million), 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,186.6 million) and 31 of the “Other Accounts” (with total assets of $2,033.7 million) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	5	$2,869.9	16	$4,146.2	67	$6,171.3
Daniel W. Ko	5	$2,869.9	16	$4,146.2	67	$6,171.3
Daniel M. Spinner	5	$2,869.9	16	$4,146.2	67	$6,171.3

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	$50,001 – $100,000
Daniel W. Ko	None
Daniel M. Spinner	None

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

None.

Item 15. Submission of Matters to a Vote of Security Holders

None.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT ENHANCED INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	November 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	November 26, 2025

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	November 26, 2025